SECURITIES PURCHASE AGREEMENT

                                     Between

                               CEL SCI CORPORATION

                                       and

                         THE INVESTORS SIGNATORY HERETO


                           Dated as of March 21, 2000





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      SECURITIES  PURCHASE AGREEMENT (this  "Agreement"),  dated as of March 15,
2000, among Cel Sci Corporation, a Colorado corporation (the "Company"), and the investors signatory hereto (each such investor is a "Purchaser" and all such investors are, collectively, the "Purchasers").

      WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Purchasers and the Purchasers, severally and not jointly, desire to purchase from the Company, shares of the Company's common stock, $.01 par value per share (the "Common Stock"), and certain other securities of the Company as more fully described in this Agreement.

      NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy are hereby acknowledged, the Company and the Purchasers agree as follows:

                                    ARTICLE I
                                PURCHASE AND SALE

      1.1   The Closing.

            (a) The Closing. (i) Subject to the terms and conditions set forth in this Agreement, the Company shall issue and sell to the Purchasers and the Purchasers shall, severally and not jointly, purchase an aggregate of 933,333 shares of Common Stock (the "Shares") for an aggregate purchase price of $7,000,000. The closing of the purchase and sale of the Shares (the "Closing") shall take place at the offices of Robinson Silverman Pearce Aronsohn & Berman LLP ("Robinson Silverman"), 1290 Avenue of the Americas, New York, New York 10104, on March 21, 2000. The date of the Closing is hereinafter referred to as the "Closing Date."

                  (ii) At the Closing, the parties shall deliver or shall cause to be delivered the following: (A) the Company shall deliver to each Purchaser
(1) a stock certificate representing the number of Shares indicated below such Purchaser's name on the signature page of this Agreement, registered in the name of such Purchaser, (2) a Common Stock purchase warrant, in the form of Exhibit A, registered in the name of such Purchaser, pursuant to which such Purchaser shall have the right to acquire shares of Common Stock upon the terms and in such number as set forth therein (each an "Adjustable Warrant"), (3) a Common Stock purchase warrant, in the form of Exhibit B, registered in the name of such Purchaser, pursuant to which such Purchaser shall have the right to acquire the number of shares of Common Stock indicated below such Purchaser's name on the signature page of this Agreement, upon the terms and at the exercise price set forth therein (each, a "Closing Warrant" and together with the Adjustable Warrants, the "Warrants"), (4) the legal opinion of Hart & Trinen, outside counsel to the Company, substantially in the form of Exhibit C, and (5) all other documents, instruments and writings required to be delivered at or prior to the Closing by the Company pursuant to this Agreement, including an executed

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Registration Rights Agreement,  dated the date hereof, among the Company and the
Purchasers, in the form of Exhibit D (the "Registration Rights Agreement"), and the Transfer Agent Instructions, in the form of Exhibit E, delivered to and
acknowledged   by  the   Company's   transfer   agent   (the   "Transfer   Agent
Instructions"); and (B) each Purchaser shall deliver to the Company (1) the purchase price indicated below such Purchaser's name on the signature page to this Agreement in United States dollars in immediately available funds by wire transfer to an account designated for such purpose prior to the Closing Date in writing by the Company, and (2) all documents, instruments and writings required to have been delivered at or prior to the Closing Date by such Purchaser pursuant to this Agreement, including an executed Registration Rights Agreement.

            1.2 Certain Defined Terms. For purposes of this Agreement,"Trading Day" and "Per Share Market Value" shall have the meanings set forth in Exhibit A and "Business Day" shall mean any day except Saturday, Sunday, the day following Christmas, the day following Thanksgiving and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York or the Commonwealth of Virginia generally are authorized or required by law or other governmental action to close. A "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

      2.1 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Purchasers:

            (a) Organization and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Colorado, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company has no subsidiaries other than as set forth in Schedule 2.1(a) (collectively, the "Subsidiaries"). Each of the Subsidiaries is an entity, duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of the Securities (as defined below) or any of this Agreement, the Registration Rights Agreement, the Transfer Agent Instructions or the Warrants (collectively, the "Transaction Documents"), (y) have or result in a material adverse effect on the results of operations, assets, prospects, or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (z) adversely impair the Company's ability to perform fully on a timely basis its obligations under any of the Transaction Documents (any of (x), (y) or (z), a "Material Adverse Effect").

            (b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its

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obligations  thereunder.  The execution and delivery of each of the  Transaction
Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company. Each of the Transaction Documents has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate of incorporation, by-laws or other charter or organizational documents.

            (c) Capitalization. The number of authorized, issued and outstanding capital stock of the Company is set forth in Schedule 2.1(c). Except as disclosed in Schedule 2.1(c), the Company owns all of the capital stock of each Subsidiary. No securities of the Company or any Subsidiary are entitled to preemptive or similar rights, nor is any holder of securities of the Company or any Subsidiary entitled to preemptive or similar rights arising out of any agreement or understanding with the Company or any Subsidiary by virtue of any of the Transaction Documents. Except as disclosed in Schedule 2.1(c) and except as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, or rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. To the knowledge of the Company, except as specifically disclosed in the SEC Reports (as defined below) or Schedule 2.1(c), no Person or group of related Persons beneficially owns (as determined pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), or has the right to acquire by agreement with or by obligation binding upon the Company, beneficial ownership of in excess of 5% of the Common Stock.

            (d) Issuance of the  Securities.  The Securities are duly authorized and,  when  issued  and paid for in  accordance  with the terms  hereof  and the
Warrants, shall have been duly and validly issued, fully paid and non-assessable, free and clear of all liens, encumbrances and rights of first refusal of any kind (collectively, "Liens"). The Company has reserved a number of duly authorized number of shares of Common Stock for issuance hereunder upon exercise of the Warrants that is not less than the sum of (i) the Shares to be issued hereunder; (ii) the number of shares of Common Stock issuable upon exercise of the Adjustable Warrants on the First Vesting Date (as defined in the Adjustable Warrant), assuming for such purposes that, on the First Vesting Date, each Purchaser holds the entire number of Shares purchased hereunder and the Adjustment Price equals 50% of the Per Share Market Value on the Trading Day immediately preceding the Closing Date, and (iii) the number of shares of Common Stock as are issuable upon exercise in full of the Closing Warrants (the number of shares of Common Stock contemplated in (i), (ii) and (iii), the "Initial Minimum"). The shares of Common Stock issuable upon exercise of the Warrants are referred to herein as the "Underlying Shares." The Shares, the Warrants and the Underlying Shares are collectively referred to herein as, the "Securities."



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            (e) No Conflicts.  The  execution,  delivery and  performance of the
Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate of incorporation, bylaws or other charter documents (each as amended through the date hereof), or (ii) subject to obtaining the Required Approvals (as defined below), conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or
(iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), as could not, individually or in the aggregate, have or result in a Material Adverse Effect. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually or in the aggregate, could not have or result in a Material Adverse Effect.

            (f) Filings, Consents and Approvals. Neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filings required pursuant to Section 3.10, (ii) the filing with the Securities and Exchange Commission (the "Commission") of a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale of the Shares and the Underlying Shares by the Purchasers (the "Underlying Shares Registration Statement"), (iii) the application(s) to the American Stock Exchange ("AMEX") for the listing of the Shares and the Underlying Shares with the AMEX (and with any other national securities exchange of market in which the Common Stock is then listed) in the time and manner required thereby, (vi) applicable Blue Sky filings, and (v) in all other cases where the failure to obtain such consent, waiver, authorization or order, or to give such notice or make such filing or registration could not have or result in, individually or in the aggregate, a Material Adverse Effect (the items described in clauses (i)-(vi) are collectively, the "Required Approvals").

            (g) Litigation; Proceedings. Except as specified in the SEC Reports, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, individually or in the aggregate, have or result in a Material Adverse Effect.



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            (h) No Default or Violation.  Neither the Company nor any Subsidiary
(i) is in default under or in violation of (and no event has occurred which has not been waived which, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is in violation of any statute, rule or regulation of any governmental authority, except as could not individually or in the aggregate, have or result in a Material Adverse Effect.

            (i) Private Offering. Assuming the accuracy of the representations and warranties of the Purchasers set forth in Sections 2.2(b)-(g), the offer, issuance and sale of the Securities to the Purchasers as contemplated hereby are exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"). Neither the Company nor any Person acting on its behalf has taken or is, to the knowledge of the Company, contemplating taking any action which could subject the offering, issuance or sale of the Securities to the registration requirements of the Securities Act including soliciting any offer to buy or sell the Securities by means of any form of general solicitation or advertising.

            (j) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Securities Act, and the Exchange Act for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC Reports" and, together with the Schedules to this Agreement the "Disclosure Materials") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All material agreements to which the Company is a party or to which the property or assets of the Company are subject which were required under the

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Securities  Act,  the  Exchange  Act or the  rules  or  regulations  promulgated thereunder to have been filed with the Commission have been filed as exhibits to the SEC Reports. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. Since June 30, 1999, except as specifically disclosed in the SEC Reports, (a) there has been no event, occurrence or development that has or that could result in a Material Adverse Effect, (b) the Company has not incurred any liabilities (contingent or otherwise) other than (x) liabilities incurred in the ordinary course of business consistent with past practice and (y) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (c) the Company has not altered its method of accounting or the identity of its auditors and (d) the Company has not declared or made any payment or distribution of cash or other property to its stockholders or officers or directors (other than in compliance with existing Company stock or stock option plans) with respect to its capital stock, or purchased, redeemed (or made any agreements to purchase or redeem) any shares of its capital stock.

            (k) Investment Company. The Company is not, and is not an Affiliate (as defined in Rule 405 under the Securities Act) of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

            (l) Certain Fees. Except as are payable to Reedland Capital Partners, no fees or commissions will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person, with respect to the transactions contemplated by this Agreement. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement. The Company shall indemnify and hold harmless the Purchasers, their employees, officers, directors, agents, and partners, and its respective Affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorney's fees) and expenses suffered in respect of any such claimed or existing fees, as such fees and expenses are incurred.

            (m) Solicitation Materials. Neither the Company nor any Person acting on the Company's behalf has solicited any offer to buy or sell the Securities by means of any form of general solicitation or advertising.

            (n) Form S-3 Eligibility. The Company is eligible to register its Common Stock for resale under Form S-3 promulgated under the Securities Act.

            (o) Listing and Maintenance Requirements. The Company has not, in the two years preceding the date hereof received notice (written or oral) from the AMEX or any other stock exchange, market or trading facility on which the Common Stock is or has been listed (or on which it has been quoted) to the effect that the Company is not in compliance with the listing or maintenance requirements of such exchange, market or trading facility. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

            (p) Patents and Trademarks. The Company and its Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and rights which are necessary or material for use in connection with their respective business as described in the SEC Reports (collectively, the "Intellectual Property Rights") and which the failure to so have would have a Material Adverse Effect . Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or its Subsidiaries violates or infringes upon the rights of any Person, to the best knowledge of the Company. All such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

            (q) Regulatory Permits. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not, individually or in the aggregate, have or result in a Material Adverse Effect ("Material Permits"), and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

            (r) Title. The Company and the Subsidiaries have good and marketable title in fee simple to all real property and personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all Liens, except for Liens as do not affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

            (s) Registration Rights; Rights of Participation. Except as set forth on Schedule 6(b) to the Registration Rights Agreement, the Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority which has not been satisfied. Except as set forth on Schedule 6(b) to the Registration Rights Agreement, no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.

            (t) Absence of Certain Proceedings. Except as described in the SEC Reports, (i) there is no Action pending or, to the knowledge of the Company, threatened against the Company, in any such case wherein an unfavorable decision, ruling or finding could have or result in a Material Adverse Effect;
(ii) neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving (A) a claim of violation of or liability under federal or state securities laws or (B) a claim of breach of fiduciary duty; (iii) the Company does not have pending before the Commission any request for confidential treatment of information and the Company has no knowledge of any expected such request that would be made prior to the Effectiveness Date (as defined in the Registration Rights Agreement); and (iv) there has not been, and to the best of the Company's knowledge there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company.

            (u) Labor Relations. No material labor problem exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company.

            (v) Disclosure. The Company confirms that neither it nor any Person acting on its behalf has provided the Purchasers or their agents or counsel with any information that constitutes or might constitute material non-public information. The Company understands and confirms that the Purchasers shall be relying on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

      2.2 Representations and Warranties of the Purchasers. Each Purchaser hereby for itself and for no other Purchaser, represents and warrants to the Company as follows:

            (a)  Organization;  Authority.  Such  Purchaser  is an  entity  duly organized,  validly  existing  and  in  good  standing  under  the  laws  of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The purchase by such Purchaser of the Securities hereunder has been duly authorized by all necessary action on the part of such Purchaser. Each of this Agreement and the Registration Rights Agreement has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms.

            (b) Investment Intent. Such Purchaser is acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to such Purchaser's right, subject to the provisions of this Agreement and the Registration Rights Agreement, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act and in compliance with applicable federal and state securities laws or under an exemption from such registration. Nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold Securities for any amount of time.

            (c) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, and at each exercise date under the Warrants, it will be, an "accredited investor" as defined in Rule 501(a) under the Securities Act.

            (d) Experience of such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.

            (e) Ability of Purchaser to Bear Risk of Investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

            (f) Access to Information. Such Purchaser acknowledges that it has reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents.

            (g) General Solicitation. Such Purchaser is not purchasing the Securities as a result of or subsequent to any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

            (h) Reliance. Such Purchaser understands and acknowledges that (i) the Securities are being offered and sold to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption, depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations and such Purchaser hereby consents to such reliance.

            (i) Trading in the Common Stock. During the thirty (30) Trading Days immediately preceding the Closing Date, such Purchaser has neither established a position in the Common Stock nor engaged in any trading activity with respect to the Common Stock.

            The Company acknowledges and agrees that no Purchaser makes or has made representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 2.2.

                                   ARTICLE III
                         OTHER AGREEMENTS OF THE PARTIES

      3.1 Transfer Restrictions. (a) Securities may only be disposed of pursuant to an effective registration statement under the Securities Act, to the Company or pursuant to an available exemption from or in a transaction not subject to the registration requirements of the Securities Act, and in compliance with any applicable federal and state securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or to the Company, except as otherwise set forth herein, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act. Notwithstanding the foregoing, the

Company, without requiring a legal opinion as described in the immediately preceding sentence, hereby consents to and agrees to register on the books of the Company and with any transfer agent for the securities of the Company any transfer of Securities by a Purchaser to an Affiliate of such Purchaser or to one or more funds or managed accounts under common management with such Purchaser, and any transfer among any such Affiliates or one or more funds or managed accounts, provided that: (A) the transferee certifies to the Company that it is an "accredited investor" within the meaning of Rule 501(a) under the Securities Act and that it is acquiring the Securities solely for investment purposes (subject to the qualifications hereof) and (B) any such transfer does not constitute a public distribution of securities. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

            (b) The Purchasers agree to the imprinting, so long as is required by this Section 3.1(b), of the following legend on the Securities:

            [NEITHER] THESE SECURITIES [NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE] HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A
      TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

            Neither Shares nor Underlying Shares shall contain the legend set forth above nor any other legend at any time while an Underlying Shares
Registration Statement is effective under the Securities Act or, in the event there is not an effective Underlying Shares Registration Statement at such time if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue the legal opinion included in the Transfer Agent Instructions to the Company's transfer agent on the day that such Underlying Shares Registration Statement is declared effective by the Commission (the "Effective Date"). The Company agrees that if any Shares or Underlying Shares are issued with a legend in accordance with this
Section 3.1(b), it will, within three (3) Trading Days after request therefor by a Purchaser and the surrender by such Purchaser of the certificate representing the applicable Shares or Underlying Shares, provide such Purchaser with a certificate or certificates representing such Shares or Underlying Shares, free from such legend at such time as such legend would not have been required under this Section 3.1(b) had such issuance occurred on the date of such request. The Company may not make any notation on its records or give instructions to any transfer agent of the Company which enlarge the restrictions of transfer set forth in this Section.

      3.2 Acknowledgment of Dilution. The Company acknowledges that the issuance of Underlying Shares upon exercise of the Warrants will result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligation to issue Underlying Shares upon exercise of the Warrants pursuant to the terms thereof is unconditional and absolute regardless of the effect of any such dilution.

      3.3 Furnishing of Information. As long as the Purchasers own Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. So long as the Purchasers own Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act such information as is required for the Purchasers to sell the Securities under Rule 144 promulgated under the Securities Act. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell Underlying Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including the legal opinion referenced above in this Section. Upon the request of any such Person, the Company shall deliver to such Person a written certification of a duly authorized officer as to whether it has complied with such requirements.

      3.4 Integration. The Company shall not, and shall use its best efforts to ensure that, no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of the AMEX.

      3.5 Increase in Authorized Shares. If on any date the Company would be, if a notice of exercise were to be delivered on such date, precluded from issuing the sum of (i) 200% of the number of Underlying Shares then issuable upon exercise in full of the Adjustable Warrants and (ii) the number of Underlying Shares issuable upon exercise in full of the Closing Warrants (the "Current Required Minimum") due to the unavailability of a sufficient number of authorized but unissued or reserved shares of Common Stock, then the Board of Directors of the Company shall promptly (and in any case, within 30 Business Days from such date) prepare and mail to the stockholders of the Company proxy materials requesting authorization to amend the Company's articles of incorporation to increase the number of shares of Common Stock which the Company is authorized to issue to at least such number of shares as is reasonably adequate to enable the Company to comply with its issuance, exercise and reservation of shares obligations as set forth in this Agreement and the Warrants (the sum of (x) the number of shares of Common Stock then outstanding plus all shares of Common Stock issuable upon exercise of all outstanding options, warrants and convertible instruments other than the Warrants, and (y) the Current Required Minimum, shall be a reasonable number). In connection therewith, the Board of Directors shall (a) adopt proper resolutions authorizing such increase, (b) recommend to and otherwise use its best efforts to promptly and duly obtain stockholder approval to carry out such resolutions (and hold a special meeting of the stockholders no later than the earlier to occur of the 60th day after delivery of the proxy materials relating to such meeting and the 90th day after request by a holder of Warrants to issue the number of Underlying Shares in accordance with the terms hereof) and (c) within five (5) Business Days of obtaining such stockholder authorization, file an appropriate amendment to the Company's articles of incorporation to evidence such increase.

      3.6  Reservation and Listing of Underlying  Shares.  (a) The Company shall
(i) in the time and manner required by the AMEX and such other national securities exchange or market or trading or quotation facility on which the Common Stock is then listed for trading, prepare and file with the AMEX (and such other national securities exchange or market or trading or quotation facility on which the Common Stock is then listed for trading) an additional shares listing application covering a number of shares of Common Stock which is not less than the Initial Minimum, (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing in the AMEX (as well as on any such other national securities exchange or market or trading or quotation facility on which the Common Stock is then listed) as soon as possible thereafter, and (iii) provide to the Purchasers evidence of such listing, and the Company shall maintain the listing of its Common Stock thereon. If the number of Underlying Shares issuable upon exercise of the then unexercised portion of the Warrants exceeds 85% of the number of Underlying Shares previously listed on account thereof with AMEX (and any such other required exchanges), then the Company shall take the necessary actions to immediately list a number of Underlying Shares as equals no less than the then Current Required Minimum with respect thereto.

            (b) The Company shall maintain a reserve of shares of Common Stock for issuance upon exercise in full of the Warrants in accordance with the Warrants, in such amount as may be required to fulfill its obligations in full under the Warrants, which reserve shall equal no less than the then Current Required Minimum.

      3.7 Exercise Procedures. The Transfer Agent Instructions and Form of Election to Purchase under the Warrants set forth the totality of the procedures with respect to the exercise of the Warrants, including the form of legal opinion, if necessary, that shall be rendered to the Company's transfer agent and such other information and instructions as may be reasonably necessary to enable the Purchasers to exercise the Warrants.

      3.8 Notice of Breaches. Each of the Company and the Purchasers shall give prompt written notice to the other of any breach by it of any representation, warranty or other agreement contained in any Transaction Document, as well as any events or occurrences arising after the date hereof which would reasonably be likely to cause any representation or warranty or other agreement of such party, as the case may be, contained therein to be incorrect or breached as of the Closing Date. However, no disclosure by a party pursuant to this Section shall be deemed to cure any breach of any representation, warranty or other agreement contained in any Transaction Document.

      3.9 Certain Securities Laws Disclosures; Publicity. The Company shall: (i) on the Closing Date, issue a press release acceptable to the Purchasers disclosing the transactions contemplated hereby, (ii) file with the Commission a Report on Form 8-K or Form 10-Q (as applicable) disclosing the transactions contemplated hereby within ten (10) Business Days after the Closing Date, and
(iii) timely file with the Commission a Form D promulgated under the Securities Act as required under Regulation D promulgated under the Securities Act and provide a copy thereof to the Purchasers promptly after the filing thereof. The Company shall, no less than one (1) Business Days prior to the filing of any disclosure required by clauses (ii) and (iii) above, provide a copy thereof to the Purchasers. The Company and the Purchasers shall consult with each other in issuing any press releases or otherwise making public statements or filings and other communications with the Commission or any regulatory agency or stock market or trading facility with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement, filings or other communications pertaining to the transactions contemplated hereby without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law and such consent can not reasonably be expected to be received prior to the time required to complete such filing or make such statement in accordance with such applicable law, in which such case the disclosing party shall provide the other party with prior notice of such public statement, filing or other communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of a Purchaser, or include the name of a Purchaser in any filing with the Commission, or any regulatory agency, trading facility or stock market without the prior written consent of such Purchaser, except to the extent such disclosure (but not any disclosure as to the controlling Persons thereof) is required by law, in which case the Company shall provide such Purchaser with prior notice of such disclosure.

      3.10 Transfer of Intellectual Property Rights. Except in connection with the sale of all or substantially all of the assets of the Company, the Company shall not transfer, sell or otherwise dispose of any Intellectual Property Rights, or allow any of the Intellectual Property Rights to become subject to any Liens, or fail to renew such Intellectual Property Rights (if renewable and it would otherwise lapse if not renewed), without the prior written consent of the Purchasers. Notwithstanding anything contained in this Agreement or the other Transaction Documents to the contrary, the Company will not be restricted from selling, transferring or otherwise disposing of: (i) any interest in its subsidiaries: Viral Technology, Inc. or MaxPharma, (ii) any interest in its HGP-30 or AIDS technology, (iii) any interest in its L.E.A.P.S. technology, or
(iv) so long as any sale, transfer or disposition is made to a corporation with gross annual revenues of at least $100,000,000 or a market capitalization of at least $500,000,000 any interest in its other Intellectual Property Rights. The restriction provided by this Section 3.11 will expire on the earlier of three
(3) years from the date of this Agreement or the date the Purchasers no longer own any Shares.

      3.11 Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes and not for the satisfaction of any portion of the Company's debt (excluding payment of trade payables in the ordinary course of the Company's business and prior practices), to redeem any Company equity or equity-equivalent securities or to settle any outstanding litigation. Pending application of the proceeds of this placement in the manner permitted hereby, the Company will invest such proceeds in interest bearing accounts and/or short-term, investment grade interest bearing securities

      3.12 Reimbursement. If any Purchaser, other than by reason of its gross negligence or willful misconduct or other than in connection with an agreement between such Purchaser and a Person other than the Company or the formation or governing documents of such Purchaser, becomes involved in any capacity in any action, proceeding or investigation brought by or against any Person, including stockholders of the Company, in connection with or as a result of the consummation of the transactions contemplated by Transaction Documents, the Company will reimburse such Purchaser for its reasonable legal and other expenses (including the cost of any investigation and preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred. In addition, other than with respect to any matter in which any of the Purchasers is a named party, the Company will pay such Purchaser the charges, as reasonably determined by such Purchaser, for the time of any officers or employees of such Purchaser devoted to appearing and preparing to appear as witnesses, assisting in preparation for hearings, trials or pretrial matters, or otherwise with respect to inquiries, hearings, trials, and other proceedings relating to the subject matter of this Agreement. The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of the Purchasers who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Purchasers and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Purchasers and any such Affiliate and any such Person. The Company also agrees that neither the Purchasers nor any such Affiliates, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company in connection with or as a result of the consummation of the Transaction Documents except to the extent that any losses, claims, damages, liabilities or expenses incurred by the Company result from the gross negligence or willful misconduct of the applicable Purchaser or entity in connection with the transactions contemplated by this Agreement.

      3.13  Redemption at the Option of the Company.

            (a) Subject to the provisions of this Section, commencing on the Effective Date, the Company shall have the right, upon thirty (30) Trading Days' notice to the Purchasers which may not be given until after the Effective Date (an "Optional Redemption Notice" and the date such notice is received by the Purchasers, the "Notice Date"), to redeem all or a portion of the Shares then held by the Purchasers at a cash price equal to the Optional Redemption Price (as defined below). The Company may only deliver an Optional Redemption Notice to the Purchasers if, on the Notice Date: (i) either there is an effective Underlying Shares Registration Statement pursuant to which the Purchasers are permitted to utilize the prospectus thereunder to sell Shares or Shares may be sold without volume restrictions pursuant to Rule 144 promulgated under the Securities Act, as determined by counsel to the Company pursuant to a written opinion letter, addressed and delivered prior to the Notice Date to the Company's transfer agent in the form and substance acceptable to the Purchasers and such transfer agent and (ii) the Common Stock is listed for trading on the AMEX or on a Subsequent Market (as defined in the Adjustable Warrants). If any of the foregoing conditions shall cease to be in effect during the period between the Notice Date and the date the Optional Redemption Payment is paid in full, then the Purchasers subject to such redemption may elect, by written notice to the Company given at any time after any of the foregoing conditions shall cease to be in effect, to invalidate ab initio such redemption, notwithstanding anything herein contained to the contrary. The Purchasers may sell any portion of the Shares subject to an Optional Redemption Notice prior to the date that the Optional Redemption Price is due and paid in full.

            (b) The Optional Redemption Price is due on the thirtieth (30th) Trading Day following the Notice Date. If any portion of the Optional Redemption Price shall not be paid by the Company by expiration of such thirtieth (30th) Trading Day, interest shall accrue thereon at the rate of 18% per annum (or the maximum rate permitted by applicable law, whichever is less) until the Optional Redemption Price plus all such interest is paid in full. In addition, if any portion of the Optional Redemption Price remains unpaid after such date, the Purchasers subject to such redemption may elect, by written notice to the Company given at any time thereafter, to invalidate ab initio such redemption, notwithstanding anything herein contained to the contrary. If a Purchaser elects to invalidate such redemption the Company shall promptly, and, in any event, not later than three (3) Trading Days from receipt of such Purchaser's notice of such election, return to such Purchaser all of the Shares for which the Optional Redemption Price shall not have been paid in full.

            (c) The "Optional Redemption Price" for each Share to be redeemed shall equal the sum of (i) 120% multiplied by the greater of (A) the average of the Per Share Market Values for the five (5) Trading Days immediately preceding the date the Optional Redemption Price is paid in full, and (B) the most recent Adjustment Price (as defined in the Adjustable Warrants), or if such optional redemption occurs prior to the First Vesting Date, the Initial Closing Price (as defined in the Adjustable Warrants), and (ii) all other amounts, costs, expenses and liquidated damages due in respect of such Shares.

            3.14  Redemption at the Option of the Purchasers.

            (a) Upon the occurrence of a Triggering Event (as defined below), each Purchaser shall have the right, exercisable at the sole option of such Purchaser, to require the Company to redeem all or a portion of the Shares then held by such Purchaser for a redemption price, in cash, equal to the Mandatory Redemption Price (as defined below). The Mandatory Redemption Price shall be due and payable within five (5) Trading Days of the date on which the notice for the payment therefor is provided by a Purchaser (the date such notice is delivered, the "Mandatory Redemption Date"). If the Company fails to pay the Mandatory Redemption Price hereunder in full pursuant to this Section on the date such amount is due in accordance with this Section, the Company will pay interest thereon at a rate of 18% per annum (or the lesser amount permitted by applicable law), accruing daily from such date until the Mandatory Redemption Price, plus all such interest thereon, is paid in full.

            (b) A "Triggering Event" means any one or more of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

                  (i) after the Effective Date, the effectiveness of the Underlying Shares Registration Statement lapses for any reason or the Purchasers shall not be permitted to resell Registrable Securities (as defined in the Registration Rights Agreement) under the Underlying Shares Registration Statement, in either case, for more than an aggregate of thirty (30) days (which need not be consecutive days);

                  (ii) for an aggregate of five (5) consecutive days, at the direction of the Company or due to events or circumstances within the control of the Company, there shall be no closing bid prices for the Company reported by Bloomberg Information Services, Inc. (or any successor entity thereto to the function of reporting stock prices);

                  (iii) the failure of the Common Stock to be listed for trading on the AMEX or on a Subsequent Market or the suspension of the Common Stock from trading on the AMEX or on a Subsequent Market, in either case, at the direction of the Company or due to events or circumstances within the control of the Company;

                  (iv) the Company shall either be a party to any Change of Control Transaction (as defined below) or agree to sell (in one or a series of related transactions) all or substantially all of its assets (whether or not such sale would constitute a Change of Control Transaction). "Change of Control Transaction" means the occurrence of any of (i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of 33% of the voting securities of the Company, except as a result of a tender offer to the holders of the Common Stock that is not approved by the Board, (ii) a replacement at one time or over time of more than one-half of the members of the Company's board of directors which is not approved by a majority of those individuals who are members of the board of directors on the date hereof (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof), (iii) the merger of the Company with or into another entity which either is not listed for trading on the AMEX or a Subsequent Market or in which the holders of the Company's securities prior to the first such transaction do not own a minimum of 51% of the outstanding capital stock of the surviving entity, or (iv) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (i) - (iii);

                  (v) the Company shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach of the Transaction Documents, and such failure or breach shall not, if subject to the possibility of a cure by the Company, have been remedied within five (5) days after the date on which notice of such failure or breach shall have been given.

                  (vi) there shall have occurred a "Triggering Event" under the Company's Securities Purchase Agreement, dated December 8, 1999, except that no Triggering Event hereunder will be deemed to have occurred if the Company shall have complied with its obligations under Section 3(c) of the Registration Rights Agreement, dated as of December 8, 1999, among the Purchasers and the Company, by timely filing the additional registration statement, if any, required to be filed under such agreement, unless such additional registration statement is not declared effective by the Commission by the 70th day following the date that such registration statement was first required to have been filed.

            (c) Notwithstanding anything herein to the contrary, in the event one or more of the Triggering Events would cause the Company's auditors to characterize the issuance of the Shares as a debt issuance then the Company and the Purchasers agree to discuss any changes to the Transaction Documents in order to avoid the characterization of the issuance of the Shares by the Company's auditors as a debt issuance. The "Mandatory Redemption Price" for each Share to be redeemed shall equal the sum of (i) 120% multiplied by the greater of (A) the average of the Per Share Market Values for the five (5) Trading Days preceding the Mandatory Redemption Date, (B) the average of the Per Share Market Values for the five (5) Trading Days preceding the date the {Mandatory} Redemption Price is paid in full, and (C) the most recent Adjustment Price, or if such optional redemption occurs prior to the First Vesting Date, the Initial Closing Price, and (ii) all other amounts, costs, expenses and liquidated damages due in respect of such Shares.

            3.15 Certain Trading Restrictions. Each Purchaser agrees that from the period commencing on the Closing Date and ending on the Expiration Date (as defined in the Adjustable Warrants) it will not, during the 35 Trading Days preceding each Vesting Date (as defined in the Adjustable Warrants), enter into any Short Sales (as defined herein). For purposes of this Section 3.16, a "Short Sale" by a Purchaser shall mean a sale of Common Stock by such Purchaser that is marked as a short sale and that is made at a time when there is no equivalent offsetting long position in Common Stock held by the Purchaser. For purposes of determining whether there is an equivalent offsetting long position in Common Stock held by a Purchaser, Warrant Shares that have not yet been issued on exercise of the Warrants held by a Purchaser shall be deemed to be held long by such Purchaser.

                                   ARTICLE IV
                                  MISCELLANEOUS

            4.1 Fees and Expenses. At the Closing the Company shall reimburse the Purchasers for their legal fees and expenses incurred in connection with the preparation and negotiation of the Transaction Documents by paying to Robinson Silverman $25,000 for the preparation and negotiation of the Transaction Documents. Other than the amounts contemplated in the immediately preceding sentence, and except as otherwise set forth in the Registration Rights Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Securities.

            4.2 Entire Agreement; Amendments. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

            4.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:00 p.m. (New York City time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 5:00 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service and marked for next Business Day delivery, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

      If to the Company:       Cel Sci Corporation
                               8229 Boone Boulevard, Suite 802
                               Vienna, Virginia 22182
                               Facsimile No.: (703) 506-9460
                               Attn: Chief Financial Officer

      With copies to:          Hart & Trinen
                               1624 Washington Street
                               Denver, Colorado
                               Facsimile No.: (303) 839-5414
                               Attn: Bill Hart, Esq.

      If to a Purchaser:       To the address set forth under such
                               Purchaser's name on the signature
                               pages hereto.

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

            4.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and the Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

            4.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

            4.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers. Except as set forth in
Section 3.1(a), the Purchasers may not assign this Agreement or any of the rights or obligations hereunder without the consent of the Company. This provision shall not limit any Purchaser's right to transfer securities or transfer or assign rights under the Registration Rights Agreement.

            4.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

            4.8 Governing Law. The corporate laws of the State of Colorado shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

            4.9  Survival.  The  representations,   warranties,  agreements  and
covenants contained herein shall survive the Closing and the delivery and exercise of the Warrants.

            4.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

            4.11 Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affecting or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

            4.12 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchasers will be entitled to specific performance of the obligations of the Company under the Transaction Documents. Each of the Company and the Purchasers agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of its obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

            4.13 Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser under any Transaction Document is several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by the Transaction Document. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.




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



            IN WITNESS  WHEREOF,  the parties hereto have caused this Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.

                  .               CEL SCI CORPORATION

                                  By:_____________________________________
                                      Name:
                                      Title:







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


                              ADVANTAGE FUND II LTD.

                              By:_____________________________________
                                      Name:
                                     Title:

                         Purchase Price for Shares to be
                         acquired at Closing:                       $4,000,000

                         Number of Shares to be acquired at
                         Closing:                                      533,333

                         Warrant Shares subject to Closing
                         Warrant:                                      214,724

                         Address for Notice:

                              c/o CITCO
                              Kaya Flamboyan 9
                              Curacao, Netherlands Antilles
                              Facsimile: 011-599-9732-2008
                              Attention: W.R. Weber

                              With copies to:

                              Genesee International Inc.
                              10500 NE 8th Street
                              Suite 1920
                              Bellevue, WA 98004
                              Facsimile: (425) 462-4645
                              Attention: Christopher Purrier

                              Robinson Silverman Pearce Aronsohn & Berman LLP 1290 Avenue of the Americas
                              New York, NY  10104
                              Facsimile No.:  (212) 541-4630 and (212) 541-1432
                              Attn:  Eric L. Cohen, Esq.



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


                              KOCH INVESTMENT GROUP LTD.


                             By:_____________________________________
                                  Name:
                                 Title:

                              Purchase Price for Shares to be
                              acquired at Closing:                 $3,000,000

                              Number of Shares to be acquired at
                              Closing:                                400,000

                              Warrant Shares subject to Closing
                              Warrant:                                161,043

                              Address for Notice:

                              4111 East 37th Street North
                              Wichita, Kansas 67270
                              Facsimile: (316) 828-7947
                              Attention: Josh Taylor

                               CEL-SCI CORPORATION
                                    SCHEDULES

Schedule 2.1 (a)  Subsidiaries:

               The Company has the following subsidiaries:

               Viral Technologies, Inc.
               MaxPharma

Schedule 2.1 (c)  Capitalization

                                                               Number of
                                                                Shares

Shares outstanding as of March 14, 2000                       20,314,873

Shares issuable upon exercise of Series A and
Series B Warrants                                              1,100,000

Shares issuable upon exercise of sales agent warrants             75,000

Shares issuable upon exercise of options granted
to financial and investor relations consultants                  305,000

Shares issuable upon exercise of warrants issued in
connection with exchange offer                                   116,405

Shares issuable upon exercise of callable warrants held by
Advantage Fund II, Ltd. and Koch Investment Group, Ltd.          402,007

Advantage Fund II, Ltd. and Koch Investment Group, Ltd. -
shares issuable upon exercise of Adjustable Warrants                  (1)

Former underwriter.  Shares issuable upon exercise of warrants.   10,000

Shares issuable upon exercise of options and warrants
granted to Company's officers, directors, employees,
consultants and third parties.                                 3,153,448

(1) Number of shares issuable upon exercise of Adjustable Warrants cannot be determined at this time.

                               CEL-SCI CORPORATION
                           SCHEDULE TO EXHIBIT 10 (m)

    The form of the Securities Purchase Agreement was filed as Exhibit 10(m) as part of the Company's original filing.

    This schedule provides information regarding those persons who were parties to the acquired the Company's securities pursuant to the terms of the Securities Purchase Agreement as well as other information required by Instruction 2 to
Item 601 of Regulation S-K.

    The names and addresses of the investors which are parties to the Securities Purchase Agreement, and the shares and warrants issued to the investors, are:

      Name and Address              Number of Shares        Series C Warrants

      Advantage Fund II Ltd.           533,333                214,724
      c/o CITCO
      Kaya Flamboyan 9
      Curacao, Netherlands Antilles
      Attention: W.R. Webber

      Koch Investment Group, Ltd.      400,000                161,043
      4111 East 37th Street North
      Wichita, Kansas 67270
      Attention: Josh Taylor

      Mooring Capital Fund              93,333                 37,577
      8614 Westwood Center Drive
      Suite 650
      Vienna, Virginia  22182

The Series C Warrant is sometimes referred to in the Securities Purchase Agreement as the "Callable Warrant". The exercise price of the Series C Warrant is $8.50 per share.

The Series D Warrant is sometimes referred to in the Securities Purchase Agreement as the "Adjustable Warrant". The investors listed above all received Series D Warrants in the transaction. However, the number of shares issuable pursuant to the Series D Warrants cannot be determined at this time.

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Series C         The Series A Warrants allow the investors the purchase  shares
Warrants of the Company's common stock at a price of $8.50 per share at any time prior to March 21, 2003.

                 The Series A Warrant are callable by the Company if the
                 closing price of the Company's common stock is above $25.00 for
                 20 consecutive trading days.
-------------------------------------------------------------------------------
Series D         The Series D Warrants  allow the investors to acquire  shares
Warrants         of  the  Company's   common  stock  at  a  nominal  price  in
                 accordance with the following terms:

                 If subsequent to March 21, 2001 the Company closes any equity or debt financing at a price below $6.52, then on the closing date of that financing (the "Anti-Dilution Reset Date") additional Common Shares shall be issued to the Investor, equal to the following:

                                       [(C x I) / A] - C

                    C = Common Shares held by the Investor on the Reset Date (excluding hedged Common Shares)
                    I   = $6.52
                    A   = "Adjustment  Price",  equal  to  the  lesser  of (x)
                          $6.52, (y) the average of the closing bid prices of the Common Stock on the American Stock Exchange for
                          the  10  trading  days  immediately   preceding  the
                          Anti-Dilution Reset Date, or (z) the price of the subsequent financing in excess of $1 million (the
                          lowest   determinable   conversion   price   for   a
                          convertible financing;  the lowest share price for a
                          common  stock   financing,   the  strike  price  for
                          warrants, etc


                 On March 16, 2001 and each six month anniversary thereafter through and including the March 16, 2003 (each a "Periodic Reset Date"), additional Common Shares may be issued to the Investors to reset the value per share to the lesser of (y) $6.52, or (z) the Reset Price as of that Periodic Reset Date. The following formula will be used to determine any additional Common Shares to be issued:

                                      [(C x PA) / A] - C

                    C = Common Shares held by the Investor on the Reset Date (excluding hedged Common Shares)
                    PA = Adjustment Price from immediately preceding Reset Date ($6.52 if no previous Reset Dates)
                    A=  Adjustment  Price equal to the lesser of (y) $6.52, or
                          (z) the average of the 10 lowest closing bid prices of the Common Stock over the 30 trading days immediately preceding the Periodic Reset Date. The investors agree not to sell or short any CEL-SCI shares during the 35 trading days prior to the
                          Reset Date.
-------------------------------------------------------------------------------